Exhibit 99.1

The Manitowoc Company Reports Third-Quarter 2019 Financial Results

Manitowoc delivers strong third-quarter results; Adjusted EBITDA margin improves 280 basis points year-over-year on flat revenue; Increases adjusted EBITDA midpoint for full year

MILWAUKEE, Wis. - The Manitowoc Company, Inc. (NYSE: MTW), (the “Company” or “Manitowoc”) a leading global manufacturer of cranes and lifting solutions, today reported third-quarter adjusted EBITDA(1) of $42.8 million representing a $12.3 million or 40% improvement compared to the prior year.  Third-quarter GAAP net income was $18.1 million or $0.51 per diluted share. Adjusted net income from continuing operations(1) was $19.2 million, or $0.54 per diluted share, in the third-quarter 2019 versus $7.3 million, or $0.20 per diluted share, in 2018.

Net sales in the third quarter were $448.0 million versus $450.1 million in 2018. On a currency adjusted basis, net sales for the quarter were $456.7 million, an increase of $6.6 million or 1.5% year-over-year.

Adjusted EBITDA margin increased 280 basis points year-over-year to 9.6% of net sales, primarily driven by continued improvements throughout the business.

“Manitowoc delivered solid third quarter results through continued operational improvements and we achieved our tenth consecutive quarter of year-over-year adjusted EBITDA margin expansion. Our application of lean principles of The Manitowoc Way continue to reflect favorably in our financial results. With this solid year-to-date performance, we have raised the midpoint of our 2019 full-year adjusted EBITDA guidance while also reflecting current market conditions in our revenue outlook,” commented Barry L. Pennypacker, President and Chief Executive Officer of The Manitowoc Company, Inc.

Pennypacker added, “Our results prove that we can effectively deliver on our commitments despite challenging market conditions.  Through the transformation of Manitowoc over the past three years, we are better positioned to generate positive returns to our shareholders throughout the cycle while maintaining adequate liquidity.”

Updated Full-Year 2019 Guidance:

•	Revenue – approximately $1.850 to $1.880 billion;
•	Adjusted EBITDA - approximately $145 to $160 million;
•	Depreciation - approximately $35 to $37 million;
•	Restructuring expense - approximately $10 to $12 million;
•	Interest expense – approximately $31 to $33 million, excluding debt refinancing costs;
•	Income tax expense - approximately $12 to $16 million, excluding discrete items; and
•	Capital expenditures - approximately $35 million.

Investor Conference Call

On Friday, November 8th, 2019, at 10:00 a.m. ET (9:00 a.m. CT), The Manitowoc Company’s senior management will discuss its third-quarter 2019 earnings results during a live conference call for security analysts and institutional investors. A live audio webcast of the call, along with the related presentation, published in conjunction with this press release, can be accessed in the Investor Relations section of Manitowoc’s website at www.manitowoc.com. A replay of the conference call will also be available at the same location on the website.

About The Manitowoc Company, Inc.

The Manitowoc Company, Inc. was founded in 1902 and has over a 116-year tradition of providing high-quality, customer-focused products and support services to its markets. Manitowoc is one of the world's leading providers of engineered lifting solutions. Manitowoc, through its wholly-owned subsidiaries, designs, manufactures, markets, and supports comprehensive product lines of mobile telescopic cranes, tower cranes, lattice-boom crawler cranes and boom trucks under the Grove, Manitowoc, National Crane, Potain, Shuttlelift and Manitowoc Crane Care brand names.

Footnote

(1)Adjusted net income from continuing operations, adjusted EBITDA, adjusted operating cash flow, adjusted free cash flows and adjusted diluted EPS are financial measures that are not in accordance with GAAP. For a reconciliation to the comparable GAAP numbers please see schedule of “Non-GAAP Financial Measures” at the end of this press release. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Forward-looking Statements

This press release includes “forward-looking statements” intended to qualify for the safe harbor from liability under the Private Securities Litigation Reform Act of 1995. Any statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstances. Forward-looking statements include, without limitation, statements typically containing words such as “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import. By their nature, forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results and developments to differ materially include, among others:

•	changes in economic or industry conditions generally or in the markets served by Manitowoc;
•

unanticipated changes in customer demand, including changes in global demand for high-capacity lifting equipment, changes in demand for lifting equipment in emerging economies, and changes in demand for used lifting equipment;

•	unanticipated changes in revenues, margins, costs, and capital expenditures;
•	the ability to increase operational efficiencies across Manitowoc’s businesses and to capitalize on those efficiencies;
•	the ability to significantly improve profitability;
•	the risks associated with economic growth or contraction;
•	changes in raw material and commodity prices;
•	impairment of goodwill and/or intangible assets;
•	foreign currency fluctuation and its impact on reported results and hedges in place with Manitowoc;
•	the ability to focus on customers, new technologies, and innovation; and
•	risks and factors detailed in Manitowoc's 2018 Annual Report on Form 10-K and its other filings with the United States Securities and Exchange Commission.

Manitowoc undertakes no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Forward-looking statements only speak as of the date on which they are made. Information on the potential factors that could affect the Company's actual results of operations is included in its filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

THE MANITOWOC COMPANY, INC.

Unaudited Condensed Consolidated Financial Information

For the three and nine months ended September 30, 2019 and 2018

(In millions, except share data)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net sales	$448.0	$450.1	$1,370.7	$1,331.5
Cost of sales	359.6	370.1	1,106.9	1,092.6
Gross profit	88.4	80.0	263.8	238.9
Operating costs and expenses:
Engineering, selling and administrative expenses	54.8	62.1	164.7	184.6
Asset impairment expense	—	—	—	0.4
Amortization of intangible assets	—	—	0.2	0.2
Restructuring expense	1.1	1.0	8.3	11.0
Total operating costs and expenses	55.9	63.1	173.2	196.2
Operating income	32.5	16.9	90.6	42.7
Other income (expense):
Interest expense	(7.2)	(9.9)	(25.6)	(29.3)
Amortization of deferred financing fees	(0.4)	(0.5)	(1.2)	(1.4)
Loss on debt extinguishment	—	—	(25.0)	—
Other income (expense) - net	(3.7)	(5.7)	8.8	(8.6)
Total other expense	(11.3)	(16.1)	(43.0)	(39.3)
Income from continuing operations before income taxes	21.2	0.8	47.6	3.4
Provision (benefit) for income taxes	3.1	(10.7)	10.3	(8.0)
Income from continuing operations	18.1	11.5	37.3	11.4
Discontinued operations:
Loss from discontinued operations, net of income taxes of $0.0, $0.0, $0.0 and $0.0, respectively	—	—	—	(0.2)
Net income	$18.1	$11.5	$37.3	$11.2

Per Share Data
Basic income (loss) per common share:
Income from continuing operations	$0.51	$0.32	$1.05	$0.33
Loss from discontinued operations, net of income taxes	—	—	—	(0.01)
Basic income per common share	$0.51	$0.32	$1.05	$0.32

Diluted income (loss) per common share:
Income from continuing operations	$0.51	$0.32	$1.05	$0.32
Loss from discontinued operations, net of income taxes	—	—	—	(0.01)
Diluted income per common share	$0.51	$0.32	$1.05	$0.31

Weighted average shares outstanding - basic	35,348,597	35,564,946	35,527,971	35,488,271
Weighted average shares outstanding - diluted	35,458,956	35,928,327	35,686,831	35,935,093

THE MANITOWOC COMPANY, INC.

Unaudited Condensed Consolidated Financial Information

As of September 30, 2019 and December 31, 2018

(In millions)

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2019	December 31, 2018
Assets
Current Assets:
Cash and cash equivalents	$67.5	$140.3
Accounts receivable, less allowances of $9.8 and $10.3, respectively	225.3	171.8
Inventories — net	521.9	453.1
Notes receivable — net	16.6	19.4
Other current assets	32.7	58.3
Total current assets	864.0	842.9

Property, plant and equipment — net	278.9	288.9
Operating lease right-of-use assets	42.5	—
Goodwill	231.5	232.8
Other intangible assets — net	114.6	118.1
Other long-term assets	59.2	59.2
Total assets	$1,590.7	$1,541.9
Liabilities and Stockholders' Equity
Current Liabilities:
Accounts payable and accrued expenses	$372.5	$425.2
Short-term borrowings and current portion of long-term debt	4.3	6.4
Product warranties	41.4	39.1
Customer advances	9.7	9.6
Other liabilities	24.1	16.3
Total current liabilities	452.0	496.6
Non-Current Liabilities:
Long-term debt	309.1	266.7
Operating lease liabilities	32.5	—
Deferred income taxes	2.0	5.7
Pension obligations	80.3	85.7
Postretirement health and other benefit obligations	17.8	18.3
Long-term deferred revenue	29.9	25.2
Other non-current liabilities	42.0	42.4
Total non-current liabilities	513.6	444.0
Stockholders' Equity:
Preferred stock (authorized 3,500,000 shares of $.01 par value; none outstanding)	—	—
Common stock (75,000,000 shares authorized, 40,793,983 shares issued, 35,349,046 and 35,588,833 shares outstanding, respectively)	0.4	0.4
Additional paid-in capital	591.0	584.8
Accumulated other comprehensive loss	(131.0)	(116.6)
Retained earnings	226.9	189.6
Treasury stock, at cost (5,444,937 and 5,205,150 shares, respectively)	(62.2)	(56.9)
Total stockholders' equity	625.1	601.3
Total liabilities and stockholders' equity	$1,590.7	$1,541.9

THE MANITOWOC COMPANY, INC.

Unaudited Condensed Consolidated Financial Information

For the three and nine months ended September 30, 2019 and 2018

(In millions)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cash flows from operations:
Net income	$18.1	$11.5	$37.3	$11.2
Adjustments to reconcile net income to cash used for operating activities:
Asset impairment expense	—	—	—	0.4
Depreciation	8.9	9.0	26.3	27.2
Amortization of intangible assets	—	—	0.2	0.2
Amortization of deferred financing fees	0.4	0.5	1.2	1.4
Loss on debt extinguishment	—	—	25.0	—
(Gain) loss on sale of property, plant and equipment	(3.5)	0.5	(3.5)	(1.7)
Other	2.7	6.9	8.7	7.6
Changes in operating assets and liabilities
Accounts receivable	38.4	(112.4)	(184.2)	(386.3)
Inventories	19.1	(26.8)	(87.4)	(106.3)
Notes receivable	1.8	9.7	(0.5)	18.0
Other assets	(11.3)	5.8	14.8	6.1
Accounts payable	(59.5)	(24.4)	(37.4)	44.8
Accrued expenses and other liabilities	22.5	(32.5)	1.6	(43.1)
Net cash provided by (used for) operating activities	37.6	(152.2)	(197.9)	(420.5)
Cash flows from investing:
Capital expenditures	(12.7)	(6.2)	(22.4)	(21.4)
Proceeds from fixed assets	12.4	3.8	17.2	12.2
Cash receipts on sold accounts receivable	—	163.3	126.3	401.3
Net cash provided by (used for) investing activities	(0.3)	160.9	121.1	392.1
Cash flows from financing:
Proceeds from revolving credit facility	48.6	—	131.4	—
Payments on revolving credit facility	(48.6)	—	(131.4)	—
Payments on long-term debt	—	(4.6)	(276.6)	(4.6)
Proceeds from long-term debt	—	—	300.0	—
Other debt - net	(4.7)	3.0	(2.8)	—
Debt issuance costs	(0.1)	—	(8.3)	—
Exercise of stock options	0.1	0.5	0.2	2.5
Common stock repurchases	—	—	(7.4)	—
Net cash provided by (used for) financing activities	(4.7)	(1.1)	5.1	(2.1)
Effect of exchange rate changes on cash and cash equivalents	—	(0.7)	(1.1)	(1.9)
Net increase (decrease) in cash and cash equivalents	$32.6	$6.9	$(72.8)	$(32.4)

Non-GAAP Financial Measures

Non-GAAP Items

Adjusted net income from continuing operations, adjusted EBITDA, adjusted operating cash flows and adjusted free cash flows are financial measures that are not in accordance with GAAP. Manitowoc believes these non-GAAP financial measures provide important supplemental information to both management and investors regarding financial and business trends used in assessing its results of operations. Manitowoc believes excluding specified items provides a more meaningful comparison to the corresponding reporting periods and internal budgets and forecasts, assists investors in performing analysis that is consistent with financial models developed by investors and research analysts, provides management with a more relevant measure of operating performance and is more useful in assessing management performance.

Adjusted Net Income and Net Income Per Share from Continuing Operations
($ in millions, except share data)
	Three Months Ended September 30,
	2019			2018
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$88.4	$—	$88.4	$80.0	$—	$80.0
Engineering, selling and administrative expenses (1)	(54.8)	0.3	(54.5)	(62.1)	3.6	(58.5)
Restructuring expense (2)	(1.1)	1.1	—	(1.0)	1.0	—
Operating income	32.5	1.4	33.9	16.9	4.6	21.5
Interest expense	(7.2)	—	(7.2)	(9.9)	—	(9.9)
Amortization of deferred financing fees	(0.4)	—	(0.4)	(0.5)	—	(0.5)
Other income (expense) - net (3)	(3.7)	—	(3.7)	(5.7)	4.5	(1.2)
Income before income taxes	21.2	1.4	22.6	0.8	9.1	9.9
(Provision) benefit for income taxes (4)	(3.1)	(0.3)	(3.4)	10.7	(13.3)	(2.6)
Net income from continuing operations	$18.1	$1.1	$19.2	$11.5	$(4.2)	$7.3

Diluted income from continuing operations per share	$0.51		$0.54	$0.32		$0.20

(1)

The adjustment in 2019 relates to other non-recurring items. The adjustment in 2018 represents the add back of a loss from a long-term note receivable from the 2014 divestiture of the Company’s Chinese joint venture.

(2)	The adjustments in 2019 and 2018 represent the add back of restructuring related charges.
(3)	The adjustment represents the add back of a pension settlement charge.
(4)

The adjustments in 2019 and 2018 represent the net income tax impacts of items (1) through (3). The adjustment in 2018 also includes the removal of an income tax benefit from the partial release of a valuation allowance in the U.K.

	Nine Months Ended September 30,
	2019			2018
	As reported	Adjustments	Adjusted	As reported	Adjustments	Adjusted
Gross profit	$263.8	$—	$263.8	$238.9	$—	$238.9
Engineering, selling and administrative expenses (1)	(164.7)	0.3	(164.4)	(184.6)	3.6	(181.0)
Asset impairment expense (2)	—	—	—	(0.4)	0.4	—
Amortization of intangible assets	(0.2)	—	(0.2)	(0.2)	—	(0.2)
Restructuring expense (3)	(8.3)	8.3	—	(11.0)	11.0	—
Operating income	90.6	8.6	99.2	42.7	15.0	57.7
Interest expense	(25.6)	—	(25.6)	(29.3)	—	(29.3)
Amortization of deferred financing fees	(1.2)	—	(1.2)	(1.4)	—	(1.4)
Loss on debt extinguishment (4)	(25.0)	25.0	—	—	—	—
Other income (expense) - net (5)	8.8	(15.5)	(6.7)	(8.6)	4.5	(4.1)
Income before income taxes	47.6	18.1	65.7	3.4	19.5	22.9
(Provision) benefit for income taxes (6)	(10.3)	(0.7)	(11.0)	8.0	(13.8)	(5.8)
Net income from continuing operations	$37.3	$17.4	$54.7	$11.4	$5.7	$17.1

Diluted income from continuing operations per share	$1.05		$1.53	$0.32		$0.48

(1)

The adjustment in 2019 relates to other non-recurring items. The adjustment in 2018 represents the add back of a loss from a long-term note receivable from the 2014 divestiture of the Company’s Chinese joint venture.

(2)	The adjustment represents the add back of non-recurring asset impairment charges.
(3)	The adjustments in 2019 and 2018 represent the add back of restructuring related charges.
(4)	The adjustment represents the removal of charges related to the Company’s refinancing of its Asset Based Lending Revolving Credit Facility and senior secured second lien notes.
(5)	The adjustment in 2019 represents the removal of a gain associated with the settlement of a legal matter. The adjustment in 2018 represents the add back of a pension settlement charge.
(6)

The adjustments in 2019 and 2018 represent the net income tax impacts of items (1) through (5). The adjustment in 2018 also includes the removal of an income tax benefit from the partial release of a valuation allowance in the U.K.

Adjusted Operating Cash Flows and Adjusted Free Cash Flows
($ in millions)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net cash provided by (used for) operating activities:	$37.6	$(152.2)	$(197.9)	$(420.5)
Cash receipts on sold accounts receivable	—	163.3	126.3	401.3
Net payments (borrowings) on accounts receivable securitization program	—	(3.2)	75.0	(19.6)
Adjusted operating cash flows:	37.6	7.9	3.4	(38.8)
Capital expenditures	(12.7)	(6.2)	(22.4)	(21.4)
Adjusted free cash flows:	$24.9	$1.7	$(19.0)	$(60.2)

Adjusted EBITDA and Adjusted Operating Income

The Company defines adjusted EBITDA as earnings before interest, income taxes, depreciation and amortization, plus an addback of certain restructuring and other charges. The reconciliation of income (loss) from continuing operations to adjusted EBITDA and operating income to adjusted operating income for the three and nine months ended September 30, 2019 and 2018 and trailing twelve months, is as follows (in millions):

	Three Months Ended September 30,		Nine Months Ended September 30,		Trailing Twelve
	2019	2018	2019	2018	Months
Income (loss) from continuing operations	$18.1	$11.5	$37.3	$11.4	$(41.0)
Interest expense and amortization of deferred financing fees	7.6	10.4	26.8	30.7	37.0
Provision (benefit) for income taxes	3.1	(10.7)	10.3	(8.0)	13.5
Depreciation expense	8.9	9.0	26.3	27.2	35.2
Amortization of intangible assets	—	—	0.2	0.2	0.3
EBITDA	37.7	20.2	100.9	61.5	45.0
Restructuring expense	1.1	1.0	8.3	11.0	10.2
Asset impairment expense	—	—	—	0.4	82.2
Other non-recurring charges (1)	0.3	3.6	0.3	3.6	0.3
Loss on debt extinguishment	—	—	25.0	—	25.0
Other (income) expense - net (2)	3.7	5.7	(8.8)	8.6	(5.9)
Adjusted EBITDA	42.8	30.5	125.7	85.1	156.8
Depreciation expense	(8.9)	(9.0)	(26.3)	(27.2)	(35.2)
Adjusted operating income	33.9	21.5	99.4	57.9	121.6
Restructuring expense	(1.1)	(1.0)	(8.3)	(11.0)	(10.2)
Asset impairment expense	—	—	—	(0.4)	(82.2)
Other non-recurring charges	(0.3)	(3.6)	(0.3)	(3.6)	(0.3)
Amortization of intangible assets	—	—	(0.2)	(0.2)	(0.3)
Operating income	$32.5	$16.9	$90.6	$42.7	$28.6

Adjusted EBITDA margin percentage	9.6%	6.8%	9.2%	6.4%	8.3%
Adjusted operating income margin percentage	7.6%	4.8%	7.3%	4.3%	6.4%

(1)

Other non-recurring charges includes a loss from a long-term note receivable resulting from the 2014 divestiture of the Company’s Chinese joint venture recorded in 2018 and other charges included in engineering, selling and administrative expenses in the Condensed Consolidated Statement of Operations.

(2)

Other (income) expense - net includes the settlement of a legal matter in 2019, foreign currency transaction (gains) losses, other components of net periodic pension costs and other miscellaneous items.

For more information:

Ion Warner

VP, Marketing and Investor Relations

+1 414-760-4805